
DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
Chat
Call
Video
URGENT SERVICES
DIAL 911
SIREN

THE REVOLUTION IS HERE:
AI-Powered Preventative Personal Security

Our Bond - NASDAQ OBAI

The Inflection Point of Transformative Technologies

Forward-looking statements disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the caption “Item 1A. Risk Factors” in Part II of our most recent Quarterly Report on Form 10-Q, or under the caption “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K, and in our other filings with the SEC, copies of which are available on the SEC's website at www.sec.gov. Our Bond, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after the date of this release, except as required by law.

OBJECTIVE

Update Regarding A Pivotal Development and its projected influence on Bond's Growth

AGENDA

1. Reminder regarding Bond
2. News: **EY ROI Analysis** Concludes that
   Bond delivers $180-$278 per employee per year
3. Practical Implications
4. Q&A

Vision: Bond will become the Amazon of Private Sector Security

Global Leader of $438 Billion Safety, Security and Peace-Of-Mind Market

Pioneering a Solution to a Persistent Problem that's experienced by Billions

- A Trusted Guardian
- A global provider of safety, security & peace-of-mind to consumers and/or employees
- Uniquely addressing a personal security gap that is experienced by humans globally
- Combining novel technologies and AI, operational excellence, and preserving privacy
- Eventually, as prevalent as insurance


Bond will become the recognized global leader of personal safety and security
Google
facebook
bond
amazon
Self-Actualization
achieving one's full potential, including creative activities
Esteem Needs
prestige, feeling of accomplishment
Belongingness & Love Needs
intimate relationships, friends
Safety Needs
security, safety
Physiological Needs
food, water, warmth, rest
Self-Fulfillment Needs
Psychological Needs
Basic Needs

Democratizing Personal Security:
New Paradigm of AI-Powered **Preventative** Personal Security for All

Bond is your Personal Security Companion 24/7 Everywhere
You Are Never Alone Again

The Largest and Most Forward-Thinking Corporations Adopted Bond for Employees



DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
URGENT SERVICES
DIAL 911
SIREN

We Took A Page From Preventative Medicine: How Bond is Transforming Personal Safety

> 1.25 million security service request handled, including >10,000 emergencies and life saving situations

STATUS

Status

- Massive TAM >$400 Billion
- Proven Operationally
- Proven Commercially
- No direct competition observed
- Significant moat
- 2025 dedicated to preparations for going public and investments in strategic initiatives that will start to drive hyper growth in the 2nd half of 2026 – and into the future
- 2026 dedicated to Growth and to Inducing an Inflection Point

Bond customers include:

1 of 3 largest global corporations in terms of revenues and employees
1 of 3 largest global smartphone makers
1 of 3 largest global retailers
1 of 3 largest global media companies
1 of 3 largest global telecommunications companies

Banks, airlines, hospitals, universities, venture capital firms, tech companies, crypto companies … and now also cities

Offering Bond to all types of employees: executives, nurses, drivers, store employees, sales people … ➔ **Full Workforce Coverage 24/7**

New Technologies Adoption Life Cycle [Geoffery Moore]



EARLY MARKET
THE CHASM
MAINSTREAM MARKET
Bond Status
TECH ENTHUSIASTS
VISIONARIES
PRAGMATISTS
CONSERVATIVES
SKEPTICS
INNOVATORS
2.5%
EARLY
ADOPTERS
13.5%
EARLY
MAJORITY
34%
LATE
MAJORITY
34%
LAGGARDS
16%

EY's Finding:

Organizations offering Bond can reasonably expect annual savings of $181-$278 per employee:

EY'S FINDINGS VALIDATE IMPORTANT FACTS REGARDING THE BOND SERVICE:

1. **Bond's Preventative Personal Security platform deters incidents, accelerates their detection and response, and thereby reduces their severity and associated organizational impact.**

2. **By preventing incidents or reducing their severity through earlier detection and intervention, Bond has the potential to generate measurable economic benefits. These benefits include:**

- **Lower medical, legal, insurance, and reputational costs, reduced productivity losses, and lower operational disruption.**

- **Over time, organizations may also realize indirect benefits through improved employee productivity, engagement, retention, and reduced absenteeism.**

3. **Bond's guarantee of privacy helps drive high adoption rates**

Practical Implications

Practical Implications:

1. History shows that transformative enterprise technologies become mainstream when independent evidence demonstrates compelling business value.
2. Cloud computing reached that inflection point when enterprises could independently quantify its economic benefits.
3. We believe this independent EY study represents a similar milestone for AI-powered Preventative Personal Security by providing enterprise leaders with quantified economic validation.
4. According to the EY analysis, corporate customers should reasonably expect Bond to deliver annual economic benefits of $181-$278 per employee.
5. Exemplification: For an enterprise with 100,000 employees that represents as much as $27.8 million in annual economic value. Say, conservatively, $20 million.
6. A company operating at a 20% profit margin would otherwise need to generate ~$100 million in additional revenue to produce the same contribution to profit.
7. Those are economics that CFOs, BODs, and Risk Committees are unlikely to overlook. We believe that this will drive an Inflection Point for Bond.



EARLY MARKET
THE CHASM
MAINSTREAM MARKET
TECH ENTHUSIASTS
VISIONARIES
PRAGMATISTS
CONSERVATIVES
SKEPTICS
INNOVATORS
2.5%
EARLY ADOPTERS
13.5%
EARLY MAJORITY
34%
LATE MAJORITY
34%
LAGGARDS
16%

SUMMARY

Summary:

- Massive TAM: Opportunity to address a massive problem that affects billions globally
- Proven Solution: technologically and operationally, with significant moat (defensibility)
- Proven Commercially: Early Adopters include the largest corporations, cities and universities as satisfied customers; with satisfied end-users
- EY Validation of Bond's ROI will catalyze an inflection point: $180-$280 savings per employee per year is too significant to overlook.
- Bond is ready for Hypergrowth: The platform is massively scalable, and we have made and are making the right investments in growth.
- Stay Tuned

THANK YOU

NASDAQ OBAI

e-mail: InvestorRelations@OurBond.com

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